Exhibit 99.1
Life Empowered
BB&T Capital Markets Coal and Diversified Mining Event
August 6, 2013
Michael C. Crews Executive Vice President and Chief Financial Officer
Peabody Energy
Peabody Energy

Statement on Forward-Looking Information
Peabody Energy
The use of the words “Peabody,” “the company,” “our” and “we” relate to Peabody Energy Corporation, its subsidiaries and majority-owned affiliates. Certain statements in this presentation are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of August 6, 2013. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: global supply and demand for coal, including the seaborne thermal and metallurgical coal markets; price volatility, particularly in higher-margin products and in our trading and brokerage businesses; impact of alternative energy sources, including natural gas and renewables; global steel demand and the downstream impact on metallurgical coal prices; impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, banks and other financial counterparties; geologic, equipment, permitting, site access and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay agreements with rail and port commitments for the delivery of coal; successful implementation of business strategies; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; availability, access to and related cost of capital and financial markets; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which we have operations or serve customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements, changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; litigation, including claims not yet asserted; terrorist attacks or security threats; impact of pandemic illnesses; and other factors detailed in the company's reports filed with the Securities and Exchange Commission (SEC).
Adjusted EBITDA is defined as (loss) income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses, depreciation, depletion and amortization, asset impairment and mine closure costs and amortization of basis difference related to equity affiliates. Adjusted EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States generally accepted accounting principles. Management uses Adjusted EBITDA to measure segment operating performance and also believes it is a useful indicator of the company's ability to meet debt service and capital expenditure requirements.
Adjusted (Loss) Income from Continuing Operations and Adjusted Diluted EPS are defined as (loss) income from continuing operations and diluted earnings per share from continuing operations, respectively, excluding the impacts of asset impairment and mine closure costs, net of tax, and the remeasurement of foreign income tax accounts on our income tax provision. The income tax benefits related to asset impairment and mine closure costs are calculated based on the enacted tax rate in the jurisdiction in which they have been or will be realized, adjusted for the estimated recoverability of those benefits. Management has included these measures because, in the opinion of management, excluding those foregoing items is useful in comparing the company's current results with those of prior and future periods. Management also believes that excluding the impact of the remeasurement of foreign income tax accounts represents a meaningful indicator of the company's ongoing effective tax rate.
08/06/13

Overview
Peabody Energy
While near-term oversupply challenges remain, continued demand increases and production cutbacks expected to improve supply-demand balance
Long-term view favorable as global urbanization continues to drive seaborne growth and U.S. demand shifts toward low-cost SPRB and Illinois Basins
Peabody taking necessary steps to succeed in all markets and making significant progress on cost cutting, capital discipline and debt reduction

Topics of Interest: U.S. Market Fundamentals
Peabody Energy
Topic Peabody View
Coal Demand
Coal demand up 8%; natural gas generation down 14% YTD as utilities return to lower-cost generation
Consumption projected to grow 50 - 70 million tons in 2013
Coal Supply
Industry shipments down 5% YTD
CAPP production down 22% YTD, while SPRB/ILB inventories improve 20% from 2012
Long-Term Outlook
Expect SPRB and ILB coal demand growth of 25% by 2017 due to basin switching, higher capacity utilization
Coal plant retirements primarily impact Eastern coal
Source: Peabody Global Analytics and Industry Data. YTD data through July 20, 2013.

Topics of Interest: Global Market Fundamentals
Peabody Energy
Topic Peabody View
Seaborne Coal Demand
Seaborne thermal market expected to grow ~50 million tonnes in 2013
Expect 1.2 billion tonne increase in global coal demand over next five years
80%+ demand growth expected in China and India on continued urbanization
Seaborne Coal Supply
Supply overhang with some early signs of market stabilization
U.S. and China production down 5% and 4%, respectively
45% of Shanxi producers reportedly not profitable
U.S. exports down ~30% in June
Most global investments in met coal cancelled/deferred, setting up potential rebound when markets recover
Source: Peabody Global Analytics and Industry Data

Topics of Interest: Peabody Results and Outlook
Peabody Energy
Topic Peabody View
Second Quarter 2013 Highlights
Adjusted EBITDA of $254 million
6% lower U.S. and Australian costs
Capital expenditures down ~60% YTD
Asset optimization continues with sale of surplus Midwest reserves
Debt reduced >$200 million YTD
Outlook
Adjusted EBITDA guidance of $210 to $270 million for Q3 2013
2013 capital expenditure target reduced to $350 - $450 million
U.S. cost per ton targeted 2% to 3% lower than 2012; Australian cost target reduced to mid-$70s per ton
2013 targets of 230 - 250 million tons:
180 - 190 million tons in U.S.
33 - 36 million tons in Australia

Topics of Interest: Peabody Priority Areas
Peabody Energy
“Controlling the Controllable” in Uncertain Markets
Operational Excellence
Successfully implemented owner-operator conversions in Australia
Productivity increases and remediation improve PCI mine costs by 20% from 2012
Optimizing operations to improve margins
Cost Reduction
Reducing contractors, temporary labor and overtime
Working across supply chain to reduce costs of materials
Capitalizing on lower Australia dollar exchange rates
Capital Discipline
2013 sustaining capital running below historical ranges of $1.25 - $1.75/ton
Expect previous investments to enable low sustaining capital for several years
Deferring growth capital projects
Debt Repayment
Reduced debt by more than $600 million since January 2012
Strong liquidity of $2.0 billion at end of Q2
Continue to pursue selective asset sales across the platform

Peabody Platform Shaped to Meet Needs of Changing Markets
Peabody Energy
Growing Australian platform capitalizing on rising Asian demand
Leading position in low-cost SPRB and Illinois Basin
Aggressive focus on cost control across platform
Low sustaining capex; major focus on debt reduction
Managing near-term headwinds; positioned well for market recovery

Peabody Energy
www.PeabodyEnergy.com
Life Empowered

Appendix: Reconciliation of Non-GAAP Measures
Peabody Energy
Reconciliation of Adjusted EBITDA, Adjusted (Loss) Income from Continuing Operations and Adjusted Diluted EPS (Unaudited)
Quarter Ended Year Ended
Mar. 31, Jun. 30, Sept. 30, 2013 Dec. 31,
2013 (1) 2013 (1) Low (2) High (2) 2012 (1) 2011 (1)
Adjusted EBITDA (3) $280.1 $254.3 $210.0 $270.0 $1,836.5 $2,122.6
Depreciation, depletion and amortization 170.7 185.7 190.0 195.0 663.4 474.3
Asset retirement obligation expenses 19.0 18.3 22.0 20.0 67.0 52.6
Amortization of basis difference related to equity affiliates 1.6 2.4 - - 4.6 -
Interest expense, net 95.4 109.7 99.0 95.0 381.1 219.7
Income tax provision (benefit) before tax benefit related to asset impairment and mine closure costs and remeasurement of foreign income tax accounts 2.1 (147.6) (55.0) (65.0) 481.7 364.1
Adjusted (Loss) Income from Continuing Operations (3) $(8.7) $85.8 $(46.0) $25.0 $238.7 $1,011.9
Asset impairment and mine closure costs - 21.5 - - 929.0 -
Tax benefit related to asset impairment and mine closure costs - - - - (227.3) -
Remeasurement expense (benefit) related to foreign income tax accounts 1.6 (37.1) - - 7.9 (0.9)
(Loss) income from continuing operations, net of income taxes $(10.3) $101.4 $(46.0) $25.0 $(470.9) $1,012.8
Diluted EPS - (Loss) income from continuing operations $(0.05) $0.39 $(0.16) $(0.09) $(1.80) $3.77
Asset impairment and mine closure costs, net of income taxes - 0.08 - - 2.61 -
Remeasurement expense (benefit) related to foreign income tax accounts - (0.14) - - 0.03 -
Adjusted Diluted EPS (3) $(0.05) $0.33 $(0.16) $0.09 $0.84 $3.77
(1) Actual historical results.
(2) Range of targeted projected results.
(3) Non-GAAP financial measure defined on slide 2 of this presentation.
This information is intended to be reviewed in conjunction with the company's filings with the Securities and Exchange Commission.